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                                                                    EXHIBIT 99.2

DATE:    August 1, 2005

TO:      All Media                                         [LOGO]

FROM:    Standard Management
         10689 N. Pennsylvania Street
         Indianapolis, Indiana 46280

CONTACT: Michael B. Berry
         Investor Relations
         Phone: 317-574-5221

                         STANDARD MANAGEMENT CORPORATION
                     ANNOUNCES THIRD HEALTHCARE ACQUISITION

(Indianapolis, Indiana) Standard Management Corporation ("Standard Management" or the "Company") (NASDAQ:SMAN) announced today the completed acquisition of Long Term Rx, Inc. of New Castle, Indiana.

Long Term Rx is a direct provider of pharmaceutical products to long term care facilities utilizing medication packaging systems assisting caregivers and patients. The Company has annual revenues of approximately eight million dollars.

The majority of the purchase price consists of cash with a portion of the purchase price in Standard Management stock. This new transaction is immediately accretive to earnings.

Ronald D. Hunter, Chairman, CEO and President of Standard Management, stated, "The addition of Long Term Rx enables us to cover Eastern Indiana and Western Ohio markets through a well managed pharmacy. It enables us to grow a larger market share in the region."

"The union of our firms significantly increases the opportunity for growth and expanded product offerings for our patients," continued Craig Trobaugh, Founder and President of Long Term Rx.

Mr. Hunter concluded, "The continued execution of our business plan combined with current operations should generate annualized revenues of approximately $60 million by year end 2005. Our Company's intended goal of reaching $200-300 million in annualized revenue by year-end 2008 is on target with the Company's expectations."

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This press release contains "forward-looking statements" within the meaning of section 27 A of the Securities Act of 1933. The use of the words "believe," "expect," "anticipate," "intend," "may," "estimate," "could," "plans," and other similar expressions, or the negations thereof, generally identify forward-looking statements. Forward-looking statements in this press release include, without limitation, the performance of our health services segment, potential future acquisitions, and their impact on the segment's performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which could cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to the ability of our management team to successfully operate a health services business with limited experience in that industry; our ability to expand our health services business both organically and through acquisitions, including our ability to identify suitable acquisition candidates, acquire them at favorable prices and successfully integrate them into our business; general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect our ability to obtain additional capital when needed and on favorable terms; our ability to achieve anticipated levels of operational efficiencies at recently acquired companies, as well as through other cost-saving initiatives; customer response to new products, distribution channels and marketing initiatives; and increasing competition in the sale of our products.

We caution you that, while forward-looking statements reflect our good faith beliefs, these statements are not guarantees of future performance. In addition, we disclaim any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Standard Management is a holding company headquartered in Indianapolis, IN. Information about the company can be obtained by calling the Investor Relations Department at 317-574-5221 or via the Internet at www.SMAN.com.